Revenue	12 Months Ended
Dec. 31, 2023
Revenue
Revenue

6.Revenue

	Year ended 31 December
US$ thousand	2023	2022
Sale of commodities – Copper	153,530	—
Sale of commodities – Silver	5,469	—
Total	158,999	—

Revenue is derived principally from the sale of commodities, recognized once the control of the goods has transferred from the Group to the customer.

Products of the Group may be provisionally priced at the date revenue is recognized. Revenue from sale of commodities includes $0.1 million (2022: $nil) of mark - to - market related adjustments on provisionally priced sales arrangements.

As at 31 December 2023, the Group had 2,680.34 payable copper metal tons of provisionally priced copper sales subject to final pricing over the next several months. The average provisional price per ton of these provisionally priced sales subject to final pricing is $8,451.90. Impact of provisionally priced sales is accounted under IFRS 9. Final settlements are recognized within revenue.